UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

NOVEN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-17254	59-2767632

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11960 S.W. 144TH STREET, MIAMI, FLORIDA	33186

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 253-5099

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On April 28, 2005, Noven Pharmaceuticals, Inc. issued a press release announcing its financial results for the three months ended March 31, 2005. This press release, a copy of which is attached hereto as Exhibit 99.1, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVEN PHARMACEUTICALS, INC.
Date: April 28, 2005	By:	/s/ Jeffrey F. Eisenberg
		Name:	Jeffrey F. Eisenberg
		Title:	Vice President-Strategic Alliances, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated April 28, 2005, announcing Noven Pharmaceuticals Inc.’s financial results for the quarter ended March 31, 2005

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